EXHIBIT 10.27

Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm if publicly disclosed. [***] had been inserted in the text below to identify where information has been redacted.

SECOND AMENDMENT TO REFORMED MASTER SERVICES AGREEMENT

This Second Amendment (“Second Amendment”), effective as of November 4, 2020 (the “Second Amendment Effective Date”), is made by and between Alarm.com Incorporated (“Alarm.com“), a Delaware corporation with its principal place of business at 8281 Greensboro Drive, Suite 100, McLean, Virginia 22102, and ADT LLC, a Delaware limited liability company with a principal place of business at 1501 Yamato Road, Boca Raton, FL 33431 (collectively with its Affiliates, “ADT”), and amends that certain Reformed Master Services Agreement dated as of August 19, 2016, as amended by that certain First Amendment dated as of December 9, 2019 (“Agreement”). Except as otherwise provided herein, all other provisions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of the Second Amendment and the Agreement, the terms of the Second Amendment shall prevail.

WHEREAS, ADT has asked Alarm.com to integrate certain products and services offered by Google LLC (“Google”) into the Alarm.com Services; and
WHEREAS, the parties desire to make certain adjustments to their respective rights and responsibilities in connection with such integration, as defined herein.
NOW THEREFORE, for and in consideration of the good and valuable consideration contained herein, the receipt of which and sufficiency of which is hereby acknowledged by the parties hereto, and intending to be legally bound hereby, as of the Second Amendment Effective Date, the parties agree as follows:
1.    Nest Integration. Alarm.com shall make all commercially reasonable efforts to rapidly integrate the Google Nest cameras, as Third Party Products, and the Google Nest Aware services into the ADT Command and Control offering that Alarm.com operates on behalf of ADT (“Nest Integration”). The parties agree that their objective is to enable ADT to commercially launch the Nest Integration by [***]. The parties agree that each of ADT, Alarm.com and Google will be [***] that may be suitable for such launch. While Alarm.com will make all reasonable commercial efforts to support an [***], the parties recognize that there are many dependencies, including a basic dependency on Google to provide stable and near-finished products with stable, functioning APIs to enable the Nest Integration. In any case, Alarm.com will deliver the Nest Integration [***].
2.    Exclusivity. The introductory paragraph 3.6 is hereby replaced with the following (without modifying any subparagraph therein):
3.6    ADT shall exclusively use the Alarm.com Services for all of ADT’s professionally installed residential interactive security, automation and video service offerings (for existing and new customers with such services including those services enabled by the Nest Integration), for the Initial Term; provided that this exclusivity shall not extend to (i) ADT Canopy; (ii) ADT’s acquisition of any customer account already using a platform other than the Alarm.com Services; and (iii) professionally installed New Entrant products as set forth in Sections 3.6.1—3.6.4 below:
3.    Dealer Technical Support. Section 5.1 of the Agreement is hereby amended to include the following new last sentence: “Unless otherwise agreed in writing, Dealer Technical Support shall not include any status resolution recommendation for reported technical problems in connection with the Nest Integration.”
4.    Termination. Sections 7.1 and 7.2 are hereby replaced with the following:
7.1    The term of this Agreement (“Term”) shall begin on the Effective Date and end on the date of expiration or termination of the Agreement, whichever occurs first. Unless terminated in accordance with Schedule 2 (Pricing) or Schedule 4 (Termination & Transition Services), this Agreement shall remain in effect until January 1, 2023 (“Initial Term”) and for subsequent renewal terms of one (1) year each (each a “Renewal Term”), unless either party provides written notice of non-renewal at least one hundred eighty (180) days before a Renewal Term would otherwise begin. If a party gives timely written notice of non-renewal, the Agreement shall expire at the end of the then-current Initial Term or Renewal Term.
7.2    Subject to Alarm.com continuing to perform all of its material obligations under this Agreement (including, but not limited to, providing its Support Services and complying with its pricing obligations), ADT agrees that after the Initial Term it will not force a migration, or otherwise require ADT customers to migrate away from systems utilizing the Alarm.com Services, whether on the Connect or Command platform; provided that ADT customers may voluntarily choose to terminate, upgrade or otherwise change their systems in the ordinary course of business. Further, ADT agrees that after the Initial Term the total Fees charged to ADT for the Alarm.com Services (“Billable RMR”) will not be reduced during a calendar year by an amount [***]. If the Billable RMR reduction during a calendar year [***], then [***]. By way of example, if during calendar year 2023 the Fees for Alarm.com Services billed to ADT were [***], then [***]. This provision shall remain in effect for the remainder of the Term and during any period of Transition Services.
5.    SLA Penalties for Unscheduled Downtime. Section 1.3 of Exhibit A to Schedule 3 of the Agreement is hereby deleted and replaced with the following:
1.3    Unscheduled Downtime Credit. Alarm.com shall provide ADT, within ten (10) days of the end of each month, a report of the previous month’s Availability. In the event that Alarm.com fails to meet the Availability SLA for any month, then ADT shall, in addition to all of its other rights under Schedule 4 of the Agreement, receive a credit against the Fees payable in the subsequent monthly invoice for the portion of Subscribers affected by the Unscheduled Downtime, which shall be calculated using the table below:
Chart 1.3A SLA for Security Signaling Transmission Time

Level	Avg. Signal Transmission Time (monthly)	Monthly Credit
1	[***]	[***]%
2	[***]	[***]%
3	[***]	[***]%
4	[***]	[***]%
5	[***]	[***]%
*Security Signaling means the generation, storage, and/or and transmission of actual, non-test alarm signals to an ADT central station.
*Signal transmission time as measured by duration from Customer site to ADT Control Station.
*Signal Incident = signal transmission time > [***].
*Signal times assume ADT is operating an IP receiver. The parties agree ADT may operate either an [***] or [***] receiver, or any other IP receiver mutually agreed upon by the parties. The Security Signaling Transmission Time SLA shall not apply in the event that delay in Security Signaling Transmission Time is due to the ADT IP receivers not properly functioning (due to no fault of Alarm.com).

Chart 1.313 - SLA for General Availability (EXCLUDES Security Signaling)
Availability (%)	Average Unscheduled Downtime Per Subscriber Per Month	Monthly Credit
[***]	Fewer than [***]	[***]
[***]	[***]	[***]%
[***]	[***]	[***]%
[***]	Greater than [***]	[***]%
Excessive SLA Event Penalties
In each calendar year during the Term if there are more than [***] and fewer than [***] in which the Subscribers are on average impacted by more than [***] of Unscheduled Downtime, then Alarm.com shall pay or credit ADT an additional amount equal to [***].
In the event during any calendar year during the Term there are [***] in which Subscribers are on average impacted by more than [***] of unscheduled downtime then Alarm.com shall pay or credit ADT an additional amount equal to [***].
*The total Unscheduled Downtime credit, if any, calculated in Chart 1.3A or 1.313 shall in no event exceed [***].
The SLA for General Availability and Excessive SLA Event Penalties shall apply to the Connect Platform (including but not limited to such portions of the Connect Platform contained in any hub in use by a Subscriber) distinct from the remainder of the Alarm.com platform and any Unscheduled Downtime shall be calculated and penalties applied separately as if these are two separate platforms each with their own SLA obligations, and the SLA for Security Signaling Transmission Time shall apply if the Connect Platform is adapted to provide Security Signaling.
Recognizing that excessively long outages as well as frequent or chronic outages may have significant impact on ADT’s credibility and ADT customer satisfaction, Alarm.com acknowledges that such liquidated damages are not plainly or grossly disproportionate to the actual loss and are not intended as a penalty to compel performance. The Unscheduled Downtime credit set forth in this Section 1.3 of Exhibit A to Schedule 3 shall not be duplicative of any amount from any other remedy available to ADT for a failure by Alarm.com to achieve the Availability SLA.
6.    Parity. Section 3.11 of Schedule 6 to the Agreement is hereby replaced with the following:
3.11    Parity. Alarm.com shall, at its sole expense as part of the Fees, continue to incorporate new peripherals, features, and functionality, and improved performance levels into each of its software platforms used as part of the Alarm.com Services that are competitive with the general state of the art demonstrated by third party platforms for interactive security, automation and video services ("Parity"). Alarm.com’s obligation to achieve and maintain Parity shall not apply to the significant software features and non-routine hardware design initiatives for the Connect Platform that are subject to Section 3.2 of Schedule 7. Notwithstanding the foregoing, Alarm.com shall not be required to include all new Alarm.com Services it makes generally available to its other service providers in the ADT Control or ADT Connect platforms after ADT has made generally available for purchase the services based upon the Nest Integration.
7.    Nest Integration Fees. Pursuant to Paragraph 1 above, Alarm.com has agreed to implement the Nest Integration. Upon completion of the Nest Integration, for each Subscriber account with the Nest Integration activated on the Control platform, ADT will pay the Fees set forth below, provided, however, that all hosting, management, and technical support services for the Nest Integration are performed and provided by ADT and/or Google.

Control Application Services Pricing with Nest Integration	A	B	C	D	E	F
Interactive + Basic Pro Video (Tier 2.5V)	N/A	N/A	N/A	N/A	N/A	$ [***]
Interactive + Automation + Basic Pro Video (Tier 3)	N/A	N/A	N/A	N/A	N/A	$ [***]
8.    Alarm.com IP License. The parties agree that simultaneously upon signing this Second Amendment, the parties will also sign the license agreement attached hereto and incorporated herein as Schedule 8, and Section 3.7 of the Agreement and Section 1.7 of Schedule 4 of the Agreement shall be replaced with the following:
3.7    [***] to Section [***] of Schedule [***], Alarm.com shall not, either during the Term or after termination of this Agreement, enforce any patent that is presently or hereafter owned by, controlled by, or exclusively licensed to Alarm.com, against ADT, its Affiliates, ADT Dealers, and/or its Subscribers for making or having made, using, selling or importing (i) any technology and/or service used with ADT Canopy or (ii) any ADT offering of its brand and central station monitoring services with a New Entrant, or against any Supporting Canopy Partner to the extent such technology and/or service is used by ADT to provide ADT Canopy or against New Entrants to the extent their products are used with any ADT offering of its brand and central station monitoring services ("Canopy Covenant Against Enforcement"); provided however that the Canopy Covenant Against Enforcement shall terminate if Alarm.com terminates this Agreement under Section 1.3 of Schedule 4. For clarity, the Canopy Covenant Against Enforcement shall not preclude Alarm.com from pursuing a claim of infringement against any third party, provided that such claim of infringement does not extend to any technology, product, or service provided by ADT for ADT Canopy or any ADT offering of its brand and central station monitoring services and Alarm.com will not seek to enjoin any technology, product, or service provided by ADT for ADT Canopy or any ADT offering of its brand and central station monitoring pursuant to the immediately preceding sentence. For the avoidance of doubt, this Section 3.7 is not intended by the parties to provide an explicit license from Alarm.com to ADT for third party companies, technologies or platforms that ADT may acquire from time to time. Any such license is granted solely as set forth in Schedule 8 to this Agreement.
1.7 Post-Termination Covenant Against Enforcement. Following termination of the Agreement, Alarm.com covenants:
(i) not to seek, at any time following termination, any injunction against the subsequent use of any product or platform used by ADT, its Affiliates, ADT Dealers, and/or its Subscribers for ADT's electronic security, interactive home and business automation, home health, and/or monitoring services based on any patent that is presently or hereafter owned by, controlled by, or exclusively licensed to Alarm.com; provided that (I) Alarm.com may seek an injunction against any party with respect to any patent that such party is held to have willfully infringed, (2) [***], and (3) for the avoidance of doubt, Alarm.com expressly reserves its rights to enforce any patent to seek any damages therefor, subject only to subsection (ii) below and the patent license provided in Schedule 8 of this Agreement; and
(ii) only with respect to the Alarm.com-ready Products, Third Party Products, ADT Custom Products, and Alarm.com Services provided pursuant to the Agreement, not to enforce, at any time following termination, any patent that is presently or hereafter owned by, controlled by, or exclusively licensed to Alarm.com, against ADT, its Affiliates, ADT Dealers, and/or its Subscribers for making or having made under the terms of the Agreement, and/or using, selling or importing, any ADT Custom Products or any ADT or Third Party Products that were integrated with the Alarm.com Services or an Alarm.com-ready Product or used with the Alarm.com Services during the Term and the period of the Transition Services (together with 1.7(i) above, "Post-Termination Covenant Against Enforcement"). For the avoidance of doubt and subject to ADT's having used the Alarm.com Services and Alarm.com-ready Products in accordance with the terms of the Agreement during the Term and period of Transition Services, the Post-Termination Covenant Against Enforcement shall continue in perpetuity with such patents beyond the Term and the period of Transition Services and this provision shall be binding upon any successor-in-interest to Alarm.com and upon any assignee of any of Alarm.com's rights in such patents.

9.    [***]. Section 7 of the First Amendment is hereby replaced with the following:
7. [***] During each calendar year of the Initial Term beginning on January 1, 2020, Alarm.com will [***] ADT for up to $[***] by ADT that is designed and intended to [***] that ADT [***], such as [***]. The parties will work together in good faith to identify in advance which [***] will be eligible [***]. ADT will [***] Alarm.com written [***] as soon as practical after [***], but in any event all [***] shall be made within 15 days after the end of the fiscal quarter in which [***].
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IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized representatives.

ALARM.COM INCORPORATED		ADT LLC

Signature:	/s/ Steve Trundle	Signature:	/s/ Jeff Likosar

Name:	Steve Trundle	Name:	Jeff Likosar

Title:	CEO	Title:	EVP & CFO

Date:	11/5/2020	Date:	11/5/2020

Schedule 8

License Agreement

[Omitted pursuant to Regulation S-K, Item 601(a)(5)]